UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2015

REYNOLDS AMERICAN INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street

Winston-Salem, North Carolina 27101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 741-2000

R.J. REYNOLDS TOBACCO HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-06388	56-0950247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street

Winston-Salem, North Carolina 27101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 741-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed jointly by Reynolds American Inc. (“RAI”) and its wholly owned subsidiary, R.J. Reynolds Tobacco Holdings, Inc. (“RJR”), as successor guarantor of the Lorillard Tobacco Notes (as defined below).

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference herein in response to this Item 1.01.

The trustee under the Lorillard Tobacco Indenture (as defined below), The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), or its affiliates have engaged in, and may in the future engage in, commercial or investment banking, corporate trust or other commercial dealings in the ordinary course of business with RAI or its affiliates, including RJR. The Trustee or its affiliates have received, or may in the future receive, customary fees and commissions for these transactions. Without limitation, the Trustee is the trustee under RAI’s indenture, dated May 31, 2006, as supplemented, and its affiliate is a lender under RAI’s revolving credit facility. RAI is the principal obligor and RJR is a guarantor under both such indenture and revolving credit facility.

Item 3.03.	Material Modification to Rights of Security Holders.

As previously reported, on June 11, 2015, RAI commenced private offers to exchange (the “Exchange Offers”) any and all (to the extent held by eligible holders) of the $3.5 billion aggregate principal amount of the outstanding senior notes (the “Lorillard Tobacco Notes”) originally issued by Lorillard Tobacco Company (“Lorillard Tobacco”) for newly issued notes of RAI (the “RAI Notes”). The RAI Notes being offered in the Exchange Offers are being offered in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended (the “Securities Act”), and will be guaranteed by RJR, among other guarantors. RAI is also concurrently soliciting consents (the “Consent Solicitations”) from the eligible holders of the Lorillard Tobacco Notes to amend (the “Indenture Amendments”) Lorillard Tobacco’s indenture, dated June 23, 2009, pursuant to which the Lorillard Tobacco Notes were issued (as supplemented, the “Lorillard Tobacco Indenture”). The Exchange Offers and Consent Solicitations will expire at 5:00 p.m., New York City time, on July 10, 2015, unless such date is extended (the “Expiration Date”).

Also as previously reported, on June 12, 2015, Lorillard, LLC (formerly known as Lorillard, Inc.) (“Lorillard”) merged with a wholly owned subsidiary of RAI, with Lorillard surviving as a wholly owned subsidiary of RAI (the “Merger”). Lorillard was the original guarantor of the Lorillard Tobacco Notes. Shortly after the completion of the Merger, Lorillard’s subsidiary, Lorillard Tobacco, merged with and into RJR’s wholly owned subsidiary, R. J. Reynolds Tobacco Company (“RJR Tobacco”), with RJR Tobacco continuing as the surviving entity (the “Lorillard Tobacco Merger”). In connection with the Lorillard Tobacco Merger, RJR Tobacco assumed Lorillard Tobacco’s obligations under the Lorillard Tobacco Notes and the Lorillard Tobacco Indenture and is now the principal obligor on the Lorillard Tobacco Notes, and RJR assumed Lorillard’s obligations as guarantor under the Lorillard Tobacco Notes and the Lorillard Tobacco Indenture.

As of 5:00 p.m., New York City time, on June 24, 2015, RAI had obtained the requisite number of consents from the holders of each series of Lorillard Tobacco Notes (being a majority of the outstanding principal amount of each series) to adopt the Indenture Amendments with respect to each such series. Consequently, on June 25, 2015, RJR Tobacco and RJR, as current obligor and current guarantor, respectively, under the Lorillard Tobacco Notes and the Lorillard Tobacco Indenture, entered into the seventh supplemental indenture to the Lorillard Tobacco Indenture (the “Supplemental Indenture”), containing the Indenture Amendments, with the Trustee.

The Indenture Amendments will: (1) eliminate substantially all of the restrictive covenants and a bankruptcy event of default for the issuer and the guarantor of Lorillard Tobacco Notes under the Lorillard Tobacco Indenture; (2) eliminate the requirement under the Lorillard Tobacco Indenture that the guarantor of the Lorillard Tobacco Notes continue to provide Lorillard Tobacco noteholders with financial statements and other financial information similar to that provided in periodic reports under the Securities Exchange Act of 1934 when it is not subject to such reporting requirements; and (3) relieve the issuer of the Lorillard Tobacco Notes of the requirement (if any) under the Lorillard Tobacco Indenture that the issuer offer to repurchase the Lorillard Tobacco Notes upon certain change of control events combined with certain credit ratings events to the extent such change of control events relate to, arise out of or are undertaken in connection with the Merger or the Lorillard Tobacco Merger.

The Supplemental Indenture became effective upon execution and delivery by the parties thereto, but the Indenture Amendments will not become operative until RAI has accepted and exchanged and/or paid for the Lorillard Tobacco Notes validly tendered and not validly withdrawn in the Exchange Offers, and, with respect to each series of Lorillard Tobacco Notes, the requisite consents with respect to such series remain validly given at such settlement. RAI currently expects settlement of the Exchange Offers to occur on July 15, 2015, unless the Expiration Date is extended.

The foregoing summary of the Supplemental Indenture is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed herewith as Exhibit 4.1 and incorporated by reference herein.

*    *    *    *

This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the RAI Notes, the RJR guarantees of the RAI Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful. The Exchange Offers have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Seventh Supplemental Indenture, dated June 25, 2015, to Indenture dated June 23, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 29, 2015

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
Name:	McDara P. Folan, III
Title:	Senior Vice President, Deputy General Counsel and Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 29, 2015

R.J. REYNOLDS TOBACCO HOLDINGS, INC.

By:	/s/ McDara P. Folan, III
Name:	McDara P. Folan, III
Title:	Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Seventh Supplemental Indenture, dated June 25, 2015, to Indenture dated June 23, 2009